Exhibit 24.1

POWER OF ATTORNEY

October 17, 2013

We, the undersigned officers and directors of Wisconsin Electric Power Company (the “Company”), hereby severally constitute and appoint Gale E. Klappa, J. Patrick Keyes and Scott J. Lauber, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of $1,200,000,000 of unsecured indebtedness in the form or forms of debentures, notes or other forms of indebtedness which may include senior, subordinated and junior subordinated debt securities of the Company (the “Registration Statement”), and any and all pre-effective and post-effective amendments to the Registration Statement, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any of them, to said Registration Statement and any and all amendments thereto.

Signature	Title

Chairman of the Board, President and Chief Executive Officer and
/s/ Gale E. Klappa	Director — Principal Executive Officer
Gale E. Klappa

Executive Vice President and Chief Financial Officer — Principal
/s/ J. Patrick Keyes	Financial Officer
J. Patrick Keyes

/s/ Stephen P. Dickson	Vice President and Controller — Principal Accounting Officer
Stephen P. Dickson

/s/ John F. Bergstrom	Director
John F. Bergstrom

/s/ Barbara L. Bowles	Director
Barbara L. Bowles

/s/ Patricia W. Chadwick	Director
Patricia W. Chadwick

/s/ Curt S. Culver	Director
Curt S. Culver

/s/ Thomas J. Fischer	Director
Thomas J. Fischer

/s/ Henry W. Knueppel	Director
Henry W. Knueppel

/s/ Ulice Payne, Jr.	Director
Ulice Payne, Jr.

/s/ Mary Ellen Stanek	Director
Mary Ellen Stanek